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                                                      Exhibit 10.61


                    REVOLVING LINE OF CREDIT PROMISSORY NOTE
                    ----------------------------------------

1.       FUNDAMENTAL PROVISIONS
         ----------------------

         The following terms will be used as defined terms in this Note:


         DATE OF THIS NOTE:                 April 12, 1999

         BORROWER:                JAMES KOLSRUD

         LENDER: STAR TELECOMMUNICATIONS, INC., a Delaware corporation

         PRINCIPAL AMOUNT:        One Hundred Thousand Dollars ($100,000.00)

         INTEREST RATE:           Eight percent (8%) per annum, or the maximum
                                  rate permitted by law, whichever is less

2.       PROMISE TO PAY
         --------------

         For good and valuable consideration, Borrower promises to pay to Lender, or order, the Principal Amount, or so much thereof as is advanced (pursuant to the terms of this Note) and outstanding, with interest at the Interest Rate from the dates of the respective advances by Lender, until paid, in accordance with the terms contained herein. The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder less the amount of payments made hereon by or for Maker, which balance may be endorsed from time to time by Holder at EXHIBIT A hereto. Interest shall be computed on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. Should any interest not be paid when due, it shall thereafter accrue interest as principal.

3.       LIMITATIONS ON ADVANCES
         -----------------------

          Advances of the Principal Amount shall be made by Lender to Borrower at any time and from time to time at the written request of Borrower ("Advance Request"); provided, however, in no event shall the outstanding Principal Amount exceed in the aggregate the amount of One Hundred Thousand Dollars ($100,000.00). Advances shall be paid to Borrower within ten (10) business days following the receipt by Lender of the Advance Request. Notwithstanding the


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foregoing, no advances shall be made hereunder following the delivery by Lender to Borrower of the Maturity Date Notice or a Default Notice.

4.       INTEREST
         --------

         Interest shall be payable monthly on or before the first (1st) day of each calendar month during the term hereof, commencing on the first day of the first full calendar month following the initial advance of the Principal Amount made hereunder. The monthly payments of interest shall be based upon estimates of the actual amounts of interest payable with respect to the outstanding Principal Amount, as increased from time to time by the advances, and reduced from time to time by the repayments, made in accordance herewith. Lender shall deliver to Borrower on a quarterly basis a statement ("Interest Statement") of the actual interest payable by Borrower under this Note for the preceding calendar quarter. In the event that the aggregate amount of interest paid by Borrower during a calendar quarter exceeds the actual amount of interest payable for said calendar quarter, as specified in the Interest Statement, such excess shall be applied to reduce the Principal Amount outstanding effective as of the end of said calendar quarter. In the event that the aggregate amount of interest paid by Borrower during a calendar quarter is less than the actual amount of interest payable for said calendar quarter, as specified in the Interest Statement, such deficiency shall be paid by Borrower, together with the next monthly payment of interest due hereunder.

5.       MATURITY DATE
         -------------

         The Principal Amount (as advanced hereunder from time to time) and all accrued and unpaid interest shall be due and payable on the date of the expiration of the one (1) year period following the delivery by Lender to Borrower of a written demand for payment of all outstanding indebtedness hereunder, including all outstanding amounts of the Principal Amount and all accrued and unpaid interest ("Maturity Date Notice").

6.       APPLICATION OF PAYMENTS
         -----------------------

         All payments shall be applied first to accrued interest, and then to the Principal Amount.

7.       PLACE AND MANNER OF PAYMENT
         ---------------------------

         All payments shall be made to Lender at 223 East De La Guerra Street, Santa Barbara, California 93101, or at such other place as Lender may from time to time designate. All payments shall be made


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in lawful money of the United States. Checks will constitute payment only when collected.

8.       PREPAYMENTS
         -----------

         The Principal Amount or any portion thereof may be prepaid at any time and from time to time without penalty.

9.       EVENT OF DEFAULT
         ----------------

         At the option of Lender, it shall be an "Event of Default" hereunder if
(i) Borrower fails to pay when due any sum payable under this Note; (ii) Borrower fails to perform any obligation or commits a breach of any agreement set forth in this Note; (iii) any event of default by Borrower under any other agreement between Borrower and Lender or any other promissory note or instrument executed by Borrower in favor of Lender; or (iv) any of the following: (a) an application by Borrower for, or his consent to, the appointment of a trustee, receiver, or custodian of his assets is filed; (b) an order for relief with respect to Borrower is filed in proceedings under the United States Bankruptcy Code, as amended or superseded from time to time; (c) Borrower makes a general assignment for the benefit of creditors; (d) an order, judgment, or decree by any court of competent jurisdiction appointing a trustee, receiver, or custodian of the assets of Borrower is entered, unless the proceedings and the person appointed are dismissed within ninety (90) days; (e) Borrower fails generally to pay his debts as the debts become due within the meaning of Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or (f) Borrower admits in writing his inability to pay his debts as they become due.

10.       ACCELERATION
         ------------

         Upon the occurrence of an Event of Default, then, at the option of Lender, the entire sum of the outstanding Principal Amount and all accrued and unpaid interest shall become immediately due and payable within sixty (60) days following the delivery to Borrower of written notice thereof ("Default Notice").

11.       ATTORNEYS' FEES
         ---------------

         If Lender refers this Note to an attorney to enforce, construe or defend any provision hereof, or as a consequence of any Event of Default hereunder, with or without the filing of any legal action or proceeding, Borrower shall pay to Lender upon demand the amount of all attorneys' fees, costs and other expenses incurred by Lender in connection therewith, together with interest thereon from the date of demand at the Interest Rate. The reference to "attorneys' fees" in this Paragraph shall include without limitation such


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amounts as may then be charged by Lender for legal services furnished by attorneys in the employ of Lender at rates not exceeding those that would be charged by outside attorneys for comparable services.

12.       WAIVER OF DEFAULTS
         ------------------

         No delay or omission of Lender in exercising any right or power arising in connection with any Event of Default shall be construed as a waiver or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at its option, waive any of the conditions herein and no such waiver shall be deemed to be a waiver of Lender's rights hereunder, but rather shall be deemed to have been made in pursuance of this Note and not in modification thereof. No waiver of any Event of Default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent Event of Default.

13.      WAIVER OF NOTICES
         -----------------

         Except as provided in this Note, Borrower, and all endorsers, all guarantors and all persons liable or to become liable on this Note waive presentment, protest, demand, notice of protest, dishonor or non-payment of this Note, and any and all other notices or matters of a like nature, consent to any and all renewals and extensions of the time of payment hereto, and agree further that at any time and from time to time without notice, the terms of payment hereof may be modified, or any security at any time securing this Note may be released in whole or in part, or increased, changed or exchanged by agreement between Lender and any owner of any collateral affected thereby, without in any way affecting the liability of Maker under this Note, or any endorser, any guarantor, or any person liable or to become liable with respect to any indebtedness evidenced hereby.

14.      MISCELLANEOUS PROVISIONS
         ------------------------

         No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Note shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors and assigns. This Note is not assumable. Lender shall have the right to sell, assign or otherwise transfer, either in part or in its entirety, this Note, without Borrower's consent, with any such transferee being entitled


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to be treated in all favorable respects as a holder or holders in due course.
Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein. This Note shall be governed by and construed in accordance with the laws of the State of California. If Borrower consists of more than one person or entity, the obligations of Borrower shall be the joint and several obligations of all such persons or entities, and any married person who executes this Note agrees that recourse may be had against his or her separate property for satisfaction of his or her obligations hereunder.

         IN WITNESS WHEREOF, Borrower has executed this Note on the Date of this Note.

                                 BORROWER:


                                 ---------------------------------------
                                 JAMES KOLSRUD

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